UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

October 2, 2006
Date of Report (Date of Earliest Event Reported)


 Aames Mortgage Investment Trust 2006-1
(Exact name of issuing entity as specified in its charter)


 Aames Investment Corporation
(Exact name of Sponsor as specified in its charter)


 Financial Asset Securities Corp.
(Exact name of Depositor as specified in its charter)


Delaware              333-130961-06             06-1442101
(State or Other       (Commission               (IRS Emplyer
Jurisdiction of        File Number)             Identification No)
Incorporation)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee

On October 2, 2006, Aames Funding Corporation ("Aames") merged with Accredited Home Lenders, Inc. ("Accredited"). Pursuant to the Transfer and Servicing Agreement, dated as of April 1, 2006 (the "Transfer and Servicing Agreement") among Financial Asset Securities Corp. (the "Depositor"), Aames Mortgage Investment Trust 2006-1 (the "Issuer"), Aames Funding Corporation (the "Servicer"), Wells Fargo Bank, N.A. (the "Master Servicer and Trust Administrator"), Aames Investment Corporation (the "Sponsor") and Deutsche Bank National Trust Company (the "Indenture Trustee"), following the merger, Accredited became the successor of Aames and succeeded to the business of servicing under the Transfer and Servicing Agreement.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Transfer and Servicing Agreement.

Information relating to Accredited as a servicer is summarized below.

Servicing Experience and Procedures of Accredited

Accredited Home Lenders, Inc. ("Accredited"), a California corporation, is a nationwide mortgage banking company that originates, finances, sells, securitizes and services first and subordinate lien mortgage loans secured by single family residences, two-to-four-family residential properties, condominium units, units in planned unit developments, townhomes and modular housing units.

Accredited performs the servicing functions for its loan originations prior to sale or securitization, during an interim servicing period for mortgage loans sold on a whole loan basis, and for a portion of its loan originations sold or securitized on a servicing-retained basis.

Accredited has been servicing non-prime mortgage loans since 1998 and as of June 30, 2006 was servicing approximately 58,762 mortgage loans totaling approximately $9.5 billion. All mortgage loans serviced by Accredited were originated by Accredited and are either: 1) owned by one of the Accredited Mortgage Loan Trusts in connection with a securitization, or 2) serviced for purchasers for an interim period (usually 30 to 60 days from the date the mortgage loan is sold to the purchaser) until servicing is transferred to the purchaser's servicer of choice, or 3) serviced pending the sale or securitization of such mortgage loans. Accredited is rated "Average" by Standard and Poor's, "SQ2" by Moody's Investors Service, and "RPS3" by Fitch Investors Service. There have been no material changes to Accredited's servicing policies and procedures during the last three years.

Currently, Accredited's servicing portfolio consists of non-prime fixed and adjustable-rate mortgage loans, including first and second liens.

Servicing activities are performed at Accredited's servicing centers in San Diego, California, and Orlando, Florida. In its capacity as servicer, Accredited handles various mortgage loan administration duties, including but not limited to, providing incoming phone lines for obligors to access Accredited customer service representatives, tracking property tax payments and hazard and flood insurance coverage on obligor's accounts, and processing and recording obligor payments. Billing statements are sent monthly to obligors to assist them in making their scheduled payments.

In late 1998, Accredited began performing the delinquency collection and default resolution functions on its warehouse inventory of loans held for sale and on a pool of loans securitized by Accredited in 1996, which pool has since been terminated by Accredited exercising a clean-up call. In addition, in mid-1999, Accredited began retaining such servicing functions on loans sold into a facility under which Accredited also retains a residual interest in future payments on the loans. As of June 30, 2006, Accredited is servicing approximately $7.5 billion of loans which have been securitized in the fifteen Accredited securitizations closed in 2002, 2003, 2004, 2005 and 2006, in addition to approximately $1.9 billion of loans which are being held for sale or for securitization (as of June 30, 2006). These servicing activities include, but are not limited to, collections of borrower payments of principal and interest, property tax and flood zone tracking, handling tax and insurance collections and disbursements, initiating foreclosure activities in those situations in which such activity is warranted and liquidating foreclosure properties. In 2004, Accredited opened an additional telephone collection center in Orlando, Florida.

Mortgage Loan Servicing

Once Accredited originates or purchases a mortgage loan, Accredited's servicing department begins the administrative process of servicing the loan, seeking to ensure that the loan is repaid in accordance with its terms. Accredited starts this process for every mortgage loan, whether Accredited will service the mortgage loan for a matter of weeks before it is sold servicing-released or for its life in a servicing-retained transaction. Accredited's servicing department is divided into loan administration, loan servicing and asset management units. In addition, the investor reporting unit of Accredited's finance and accounting department performs the servicing-related functions of reporting on all other servicing activities, and in the case of mortgage loans serviced for others, accounting for and remitting all funds collected through servicing activities.

Administration and Servicing. Accredited's loan administration unit is responsible for boarding each loan into Accredited's servicing operations and technology systems. For mortgage loans on which the monthly payments include amounts to be escrowed for the future payment of real estate taxes and insurance premiums, Accredited's loan administration unit ensures the proper accounting for such funds and the timely payment of the taxes and premiums. For mortgage loans which do not have tax and insurance escrows, the loan administration unit ensures that the properties securing the loans are properly insured at all times and that real estate taxes are paid to avoid foreclosures by taxing authorities. For mortgage loans with adjustable interest rates, the loan administration unit ensures that the adjustments are properly made and timely identified to the related borrowers. This unit is also responsible for the various administrative tasks involved in the transfer of servicing when loans are sold servicing-released, including notifying borrowers, insurers and taxing authorities.

Accredited's loan servicing unit is responsible for the physical receipt of and initial accounting for all loan payments from borrowers. Accredited encourages its borrowers to establish automatic payment from their bank accounts, which Accredited arranges at no cost to the borrower. Accredited's loan servicing unit is also responsible for customer service, handling all inbound calls and other communications from borrowers.

Accredited or any of its directors, officers, employees or agents shall not be under any liability to the issuing entity or the noteholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the sale and servicing agreement, or for errors in judgment; provided, however, that this provision shall not protect Accredited against liability for any breach of warranties or representations made by Accredited in the sale and servicing agreement, or against any specific liability imposed on Accredited pursuant to the sale and servicing agreement or against any liability which would otherwise be imposed upon Accredited by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of failure to perform its obligations or duties under the sale and servicing agreement.

Collection and Enforcement. Accredited's asset management unit is responsible for all phases of the collection and enforcement of delinquent and defaulted loans. The inherent risk of delinquency and loss associated with subprime mortgage loans requires hands-on active communication with Accredited's borrowers from origination through liquidation. Borrower contact is initiated through outbound telephone campaigns, monthly billing statements, and direct mail, and is tailored to reflect the borrower's payment habit, the mortgage loan's risk profile and the mortgage loan's status. Accredited's collection approach is designed to educate Accredited's borrowers on managing their debts to maximize the likelihood of continued timely performance. Accredited establishes clear expectations with its borrowers with respect to maintaining contact and working together to resolve any financial problems that may occur. Accredited considers this early intervention a key element of Accredited's servicing strategy.

Accredited's front end loan counselors begin calling borrowers whose accounts become five days past due. Once contact is established, Accredited verifies pertinent information and determine the reason for the delay in payment. For borrowers who are able to make their payments, Accredited offers the ability to "pay by phone" through Western Union's "Quick Collect" service. This allows the borrower to remit the funds immediately or at an agreed later time in the month and avoids delays using the U.S. postal service. If a borrower indicates a problem that is not temporary or is of a serious nature, the call is promptly referred to a manager who will then evaluate the situation and initiate appropriate loss mitigation actions.

When an account becomes thirty-one days delinquent, the borrower receives a notice of intent to foreclose allowing thirty days, or more if required by applicable state law, to cure the default before the account is actually referred for foreclosure. The 30-59 day collection personnel continue active collection campaigns and may offer a borrower relief through a forbearance plan designed to resolve the delinquency in ninety days or less. These collectors are seasoned and trained to effectively identify and resolve problems with borrowers before the past due problems escalate.

Accounts moving to sixty or more days delinquent are transferred to the loss mitigation and foreclosure sub-units simultaneously. Accredited's loss mitigation personnel choose a collection strategy that is designed to minimize the loss on a defaulted mortgage loan. Accredited procures updated property value information, the borrower's current credit profile, and reviews foreclosure and real estate marketing timelines to determine the best alternative to foreclosure. Accredited's loss mitigation personnel continue to actively attempt to resolve the delinquency while Accredited's foreclosure personnel begin the foreclosure process. Accredited's loss mitigation tools include payment plans, short sales, deeds in lieu of foreclosure, stipulated forbearance plans, deferments, reinstatements and modifications.

Delinquent accounts not resolved through collection and loss mitigation activities are foreclosed in accordance with state and local laws. Foreclosure timelines are managed through a timeline report built into the loan servicing system. The report schedules key dates throughout the foreclosure process, enhancing Accredited's ability to monitor and manage the process. Properties acquired through foreclosure are transferred to the real estate owned, or REO, sub-unit to manage eviction and marketing of the properties. Once a property is vacant, it is listed with a local real estate agent who develops a marketing strategy designed to maximize the net recovery upon liquidation. Second opinions on the value of the property are obtained to validate recommendations given by the primary listing agent. Property listings are reviewed several times monthly to ensure the properties are properly maintained and actively marketed.

Accredited's loan administration unit also handles hazard and mortgage insurance claims, mortgage bankruptcies, condemnations and other special servicing needs.

Servicing Department Infrastructure. Accredited services its loans using Accredited's configuration of MortgageWare software provided by Interlinq Software Corporation. Accredited also has additional software modules for the management of REO. Accredited's technology delivers helpful data regarding the loan and the borrower to the desktops of Accredited's servicing personnel. Accredited also has all of its files electronically imaged so that Accredited's servicing personnel have access to each file without having to retrieve a paper file.

Monthly incentive plans are in place for all collections, loss mitigation, foreclosure and REO personnel and are tied directly to performance of the servicing portfolio. Both individual and team goals are used to encourage superior results and cooperation between unit members.

Ongoing training for Accredited's servicing personnel is provided regularly and covers major relevant topics within the servicing department. In the collection and loss mitigation areas, supervisors and managers monitor actual telephone calls by each collector on a monthly basis and follow up with one-on-one training and direction. In addition, scripts tailored to typical borrower circumstances are posted at each workstation to ensure the employee asks the appropriate questions for the type of delinquency situation the borrower is experiencing. Outside legal counsel conduct on-site classes or seminars for the foreclosure and bankruptcy areas approximately on a quarterly basis, and title company representatives also provide on-site training on title issues.

All of Accredited's servicing functions are administered from Accredited's
San Diego headquarters. Hours of operation for Accredited's servicing department are 6:30 a.m. to 7:00 p.m., Monday through Friday, and Accredited uses staggered shifts to cover the different time zones where Accredited's borrowers and collateral properties are located. Collection personnel also work one or two Saturdays each month, depending upon the day of the week on which each month end falls. Evening and weekend hours are used to facilitate contact with borrowers that are otherwise unavailable during regular business hours.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Aames Mortgage Investment Trust 2006-1
(Registrant)

By:  Financial Asset Securities Corp. as Depositor
By: /s/ Matt Miles
By: Matt Miles, Vice President
Date: October 4, 2006